UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INTERLEUKIN GENETICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTERLEUKIN GENETICS, INC.
135 BEAVER STREET
SUITE 310
WALTHAM, MA 02452

PROXY STATEMENT
August 4, 2017

Dear Stockholder:

We cordially invite you to attend a special meeting of stockholders to be held at 10:00 a.m. on Monday, August 14, 2017 at our offices located at 135 Beaver Street, Suite 310 in Waltham, MA 02452. The attached notice of special meeting and proxy statement describe the business we will conduct at the meeting and provide information about Interleukin Genetics, Inc. that you should consider when you vote your shares.

At the special meeting, we will ask stockholders to approve a Plan of Complete Liquidation and Dissolution (“The Liquidation Plan”) as well as an amendment to our Charter to change the number of board members required from a minimum of three (3) and a maximum of twelve (12) to a minimum of one (1) and a maximum of three (3).

Under Securities and Exchange Commission rules that allow companies to furnish all proxy materials to shareholders in advance of a special meeting, we have included with the notice all materials, plans, and resolution which will be voted on at the special meeting. On August 4, 2017, we mailed to our shareholders all proxy materials related to our 2017 Special Meeting of Shareholders. The proxy statement also provides instructions on how to vote online or by telephone.

We hope you will be able to attend the special meeting. Whether you plan to attend the special meeting or not, it is important that you cast your vote. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Interleukin Genetics, Inc. We look forward to seeing you at the special meeting.

Sincerely,

/s/ Barry Kallander

Barry Kallander
President

INTERLEUKIN GENETICS, INC.
135 BEAVER STREET
SUITE 310
WALTHAM, MA 02452

NOTICE OF 2017 SPECIAL MEETING OF STOCKHOLDERS

TIME:	10:00 a.m.
DATE:	August 14, 2017
PLACE:	Interleukin Genetics, Inc. 135 Beaver Street, Suite 310, Waltham, Massachusetts 02452

PURPOSES:

1.	To approve the Plan of Complete Liquidation and Dissolution.
2.	To approve an amendment to our Charter to change the number of board members required from a minimum of three (3) and a maximum of twelve (12) to a minimum of one (1) and a maximum of three (3).
3.	To consider any other business that is properly presented at the meeting.

WHO MAY VOTE:

You may vote if you were the record owner of Interleukin Genetics, Inc. stock at the close of business on July 31, 2017. A list of stockholders of record will be available at the meeting and during the 10 days prior to the meeting, at the office of the Secretary, Interleukin Genetics, Inc., 135 Beaver Street, Suite 310, Waltham, Massachusetts 02452.

All stockholders are cordially invited to attend the special meeting. Whether you plan to attend the special meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Barry Kallander

Barry Kallander
SECRETARY

i

INTERLEUKIN GENETICS, INC.
135 BEAVER STREET
SUITE 310
WALTHAM, MA 02452
(781) 398-0700

PROXY STATEMENT FOR THE INTERLEUKIN GENETICS, INC.
2017 SPECIAL MEETING OF STOCKHOLDERS

This proxy statement, along with the accompanying notice of 2017 special meeting of stockholders, contains information about the 2017 special meeting of stockholders of Interleukin Genetics, Inc., including any adjournments or postponements of the special meeting. We are holding the special meeting at 10:00 a.m. on Monday, August 14, 2017 at our offices located at 135 Beaver Street, Suite 310, Waltham, Massachusetts 02452. In this proxy statement, we refer to Interleukin Genetics, Inc. as “Interleukin,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the special meeting.

On or about August 4, 2017, we began sending the Proxy Statement (the “Statement”) to all stockholders entitled to vote at the special meeting.

GENERAL INFORMATION ABOUT THE SPECIAL MEETING

Why is the Company Soliciting My Proxy?

The Board of Directors of Interleukin is soliciting your proxy to vote at the 2017 special meeting of stockholders and any adjournments of the meeting, which we refer to as the special meeting. The proxy statement along with the accompanying Notice of Special Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Special Meeting.

We sent you this proxy statement, the Notice of Special Meeting of Stockholders and the proxy card because you owned shares of our stock on the record date of July 31, 2017. On or about August 4, 2017, we commenced distribution of the Notice, and, if applicable, the proxy materials to stockholders.

Who Can Vote?

Only stockholders who owned our common stock at the close of business on July 31, 2017 are entitled to vote at the special meeting. On this record date, there were 229,471,392 shares of our common stock outstanding.

You do not need to attend the special meeting to vote your shares. Shares represented by valid proxies, received in time for the meeting and not revoked prior to the meeting, will be voted at the meeting. A stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any stockholder who has executed a proxy card but attends the meeting in person may revoke the proxy and vote at the meeting.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the special meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the special meeting. If your shares are registered directly in your name through our stock transfer agent, Computershare Trust Company N.A., or you have stock certificates, you may vote:

•	By Internet or by telephone. Follow the instructions on the proxy card to vote by Internet or telephone.
•	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

•	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.
•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.
•	In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to vote at the meeting unless you have a proxy card from your broker.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” approval of the Plan of Complete Liquidation and Dissolution; and
•	“FOR” approval of an amendment to our Charter to change the number of board members required from a minimum of three (3) and a maximum of twelve (12) to a minimum of one (1) and a maximum of three (3).

If any other matter is presented at the special meeting, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters being presented at the special meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before it is exercised. You may change or revoke your proxy in any one of the following ways:

•	by signing a new proxy card with a later date and submitting it as instructed above;
•	by re-voting by Internet or by telephone as instructed above (only your latest Internet or telephone vote will be counted);
•	by notifying our Secretary in writing before the special meeting that you have revoked your proxy; or
•	by attending the meeting in person and voting in person.

Attending the meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Return My Proxy Card?

If your shares are registered in your name, they will not be voted if you do not return your proxy card by mail or vote at the meeting as described above under “How Do I Vote?.” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other holder of record that holds your shares as described above under “How Do I Vote?,” the bank, broker or other holder of record may have authority to vote your unvoted shares on (A) the approval of the Plan of Complete Liquidation and Dissolution (Proposal 1) and/or (B) the approval of an amendment to our Charter to change the number of board members required from a minimum of three (3) and a maximum of twelve (12) to a minimum of one (1) and a maximum of three (3) (Proposal 2), even if it does not receive instructions from you. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.”

What Vote is Required to Approve the Proposals and How are Votes Counted?

Proposal 1: Approval of the Plan of Complete Liquidation and Dissolution	The affirmative vote of a majority of our outstanding common stock is required to approve this Plan. Banks and brokerage firms may have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have the same effect as a vote against this proposal. Abstentions will have the same effect as a vote against this proposal.

Proposal 2: Approval of the Amendment to Our Charter to reduce the required members of the board	The affirmative vote of a majority of our outstanding common stock is required to approve this amendment to our Charter. Banks and brokerage firms may have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have the same effect as a vote against this proposal. Abstentions will have the same effect as a vote against this proposal.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We will only let our Inspector of Elections, Computershare Trust Company N.A., examine these documents. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

Where Can I Find the Voting Results of the Special Meeting?

The preliminary voting results will be announced at the Special Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Special Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. We plan to retain Broadridge Financial Services, Inc. to assist in the distribution of proxies and accompanying materials to brokerage houses and institutions for an estimated cost of $12,000. In addition, our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our stock having voting power constitutes a quorum for this meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Special Meeting

The special meeting will be held at 10:00 a.m. on Monday, August 14, 2017 at our offices located at 135 Beaver Street, Suite 310, Waltham, Massachusetts 02452. When you arrive at the meeting, signs will direct you to the appropriate meeting room. You need not attend the special meeting in order to vote. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card.

PROPOSAL 1
ADOPTION OF PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION OF THE COMPANY

At the special meeting of stockholders, our stockholders will be asked to approve the Plan of Complete Liquidation and Dissolution of the Company. The Company announced on July 3, 2017 that is was reducing its workforce by 63% in an effort to preserve capital and was “evaluating all strategic alternatives, including the potential sale of the company or any or all of its assets, another business combination or collaboration, and/or an orderly wind up and liquidation of the Company.” After exploring all other alternatives, the Board has engaged the KallanderGroup, Inc. in order to perform an orderly wind up and liquidation of the Company. The Plan of Complete Liquidation and Dissolution of the Company sets forth the actions to be taken in that orderly wind up and liquidation.

In accordance with the Board of Director’s recommendation, the following resolutions are being submitted for a stockholder vote at the special meeting of stockholders:

RESOLVED:  The Stockholders consent to and approve the liquidation, dissolution and winding up of the Company (including any sale or disposition of assets in connection with the dissolution) for all purposes in accordance with the Plan of Complete Liquidation and Dissolution of the Company as Annex A to this proxy statement (a “Liquidation”); and acknowledge and agree that the Company may consent and take action to voluntarily liquidate, dissolve or wind-up without violating, breaching or conflicting with any of the restrictions contained in the Restated Charter, the Company’s organizational documents or in any other investor or Stockholder agreement, or other similar agreement among all or any portion of the Stockholders and the Company.

RESOLVED:  Pursuant to the provisions of Section 228 of the Delaware General Corporation Law (“DGCL”), the Stockholders approve and consent to the Liquidation for all purposes under the DGCL, including without limitation as necessary to approve the Liquidation pursuant to the provisions of Section 275 of the DGCL.

RESOLVED:  In connection with the Liquidation, the Stockholders waive for all purposes the provisions set forth in the Restated Charter regarding notice, as well as any and all notice rights and notice periods, whether under the Restated Charter, or otherwise, and grant, adopt, approve and make any and all consents, approvals, waivers, amendments, and the like required or permitted under the Restated Charter, the Company’s Bylaws or other organizational documents or in any other investor or stockholder agreement, or other similar agreement among all or any portion of the Stockholders and the Company, in each case as amended through the date.

RESOLVED:  That any of the Officers of the Company, acting singly, are authorized, directed and empowered to execute, deliver and perform under any documents, instruments, certificates, or agreements contemplated by the Liquidation, and to do or cause to be done any and all other acts, and to execute any and all further papers, certificates or instruments as each may deem necessary or appropriate to carry out the Liquidation.

RESOLVED:  That any of the Officers of the Company are each, acting singly, are authorized from time to time, in the name and on behalf of this Company, and under its corporate seal, if desired, to execute, make oath to, acknowledge and deliver any and all such orders, directions, certificates and other instruments and papers, and to do or cause to be done any and all such other acts and things, as may, in his or their judgment, be necessary, desirable, appropriate or convenient in connection with all necessary resolutions.

Required Vote for Approval

The affirmative vote of a majority of our outstanding common stock is required to approve the Plan of Complete Liquidation and Dissolution of the Company. The Board of Directors recommends a vote “FOR” each of the above resolutions and proxies solicited by the Board will be voted in favor of such approval unless a stockholder indicates otherwise on the proxy.

PROPOSAL 2
APPROVAL OF AN AMENDMENT TO OUR RESTATED CHARTER TO DECREASE THE NUMBER OF DIRECTORSHIPS

At the special meeting of stockholders, our stockholders will be asked to approve an amendment to our Restated Charter to decrease the number of directorships from a minimum of three (3) and maximum of twelve (12) to a minimum of one (1) and maximum of three (3). This Proposal 2 is required to efficiently accomplish the actions and tasks required by the Plan of Complete Liquidation and Dissolution of the Company. If this Proposal 2 is approved by the stockholders as proposed, the Board and/or Officers would have the sole discretion to effect the amendment. The Board would also have the discretion to abandon the amendment entirely prior to its effectiveness.

The form of the proposed amendment to our Charter to decrease the number of directorships is attached as Annex B to this proxy statement.

Required Vote for Approval

The affirmative vote of a majority of our outstanding common stock is required to approve this amendment to our Charter. The Board of Directors recommends a vote “FOR” approval of the amendment to our charter to decrease the number of directorships, and proxies solicited by the Board will be voted in favor of such approval unless a stockholder indicates otherwise on the proxy.

Annex A

PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION
OF
INTERLEUKIN GENETICS, INC.

This Plan of Complete Liquidation and Dissolution (the “Plan”) is intended to accomplish the complete liquidation and dissolution of Interleukin Genetics, Inc., a Delaware corporation (the “Company”), in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) and Section 331 of the Internal Revenue Code of 1986, as amended (the “Code”), as follows:

1. The Board of Directors of the Company (the “Board of Directors”) has adopted this Plan by resolutions adopted at a meeting of the Board of Directors on July 24, 2017 and submitted this Plan to the Company’s stockholders (the “Stockholders”) for their approval and adoption. If the Stockholders vote for the adoption of this Plan pursuant to the applicable provisions of the Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) and the DGCL, this Plan shall constitute the adopted Plan of the Company as of the date of such approval, or such later date on which the Stockholders may approve the Plan (the “Adoption Date”).

2. After the Adoption Date, the Company shall not engage in any business activities except to the extent necessary to preserve the value of its assets, wind up its business affairs, and distribute its assets in accordance with this Plan and the DGCL. No later than thirty (30) days following the Adoption Date, the Company shall file Form 966 with the Internal Revenue Service.

3. From and after the Adoption Date, the Company shall complete the following corporate actions, to the extent that the Company has available funds to do so:

(a) The Company shall pay or, as determined by the President, make reasonable provision to pay, all claims and obligations of the Company, including all contingent, conditional or unmatured claims known to the Company and all claims which are known to the Company but for which the identity of the claimant is unknown. Claims shall be paid in full and any such provision for payment made shall be made in full if there are sufficient assets. If there are insufficient assets, payment shall be made in order of priority, pursuant to the DGCL, and, among claims of equal priority, ratably to the extent of assets legally available therefor. Any remaining assets shall be distributed to the stockholders of the dissolved corporation.

(b) The Company shall distribute to the Stockholders, in accordance with its Certificate of Incorporation, all available cash including the cash proceeds of any sale, exchange or disposition, except such cash, property or assets as are required for paying or making reasonable provision for priority claims and obligations of the Company. Such distribution may occur all at once or in a series of distributions and shall be in cash or assets, in such amounts, and at such time or times, as the President or the liquidating Trustee(s) (as defined in Section 6), in their absolute discretion, may determine. If and to the extent deemed necessary, appropriate or desirable by the President or the Trustees, in their absolute discretion, the Company may establish and set aside a reasonable amount of cash and/or property (the “Contingency Reserve”) to satisfy claims against the Company, including, without limitation, tax obligations, and all expenses of the sale of the Company’s property and assets, expenses of professional service providers (lawyers, accountants, etc.), expenses related to the collection and defense of the Company’s property and assets, and the liquidation and dissolution provided for in this Plan.

The distributions to the Stockholders pursuant to Section 3, 6 and 7 hereof, if any, shall be in complete redemption and cancellation of all of the outstanding capital stock of the Company. As a condition to any Stockholder being credited with and sent a distribution, the President or the Trustees, in their absolute discretion, may require the Stockholders to (i) surrender their certificates evidencing their capital stock to the Company or its agents for recording of such distributions thereon or (ii) furnish the Company with evidence satisfactory to the President or the Trustees of the loss, theft or destruction of their certificates evidencing such capital stock, together with such surety bond or other security or indemnity as may be required by and satisfactory to the President or the Trustees (“Satisfactory Evidence and Indemnity”). The Company will finally close its stock transfer books and discontinue recording transfers of capital stock on the earliest to occur of (i) the close of business on the record date fixed by the President for the final liquidating distribution, (ii) the close of business on the date on which the remaining assets of the Company are transferred to the Trust or (iii) the completion or expiration of any post-dissolution period after the filing of a certificate of dissolution under the applicable provisions of the DGCL, and thereafter certificates representing capital stock of the Company will not be assignable or transferable on the books of the Company except if at all, required by law.

4. If any distribution to a Stockholder cannot be made for any reason or will not be made for failure to meet the conditions in the preceding provision, the distribution to which such Stockholder is entitled (unless transferred to the Trust established pursuant to Section 6 hereof) shall be transferred, at such time as the final liquidating distribution is made by the Company, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution to the extent allowable by law and shall be held as required by law by the distributee. In no event shall the proceeds of any such distribution revert to or become the property of the Company.

5. If deemed necessary, appropriate or desirable by the President, in his absolute discretion, in furtherance of the liquidation and distribution of the Company’s assets to the Stockholders, as a final liquidating distribution or from time to time, the Company shall transfer to one or more liquidating trustees, for the benefit of the Stockholders (the “Trustees”), under a liquidating trust (the “Trust”), any assets of the Company which are (i) not reasonably susceptible to distribution to the Stockholders, including without limitation non-cash assets and assets held on behalf of the Stockholders (a) who cannot be located or who do not tender their certificates evidencing their capital stock to the Company or its agent as herein above required or (b) to whom distributions may not be made based upon restrictions under contract or law, including, without limitation, restrictions of the federal securities laws and regulations promulgated thereunder, or (ii) held as the Contingency Reserve. The President is hereby authorized to appoint one or more individuals, corporations, partnerships or other persons, or any combination thereof, including, without limitation, any one or more officers, directors, employees, agents or representatives of the Company, to act as the initial Trustee or Trustees for the benefit of the Stockholders and to receive any assets of the Company. Any Trustees appointed as provided in the preceding sentence shall succeed to all right, title and interest of the Company of any kind and character with respect to such transferred assets and, to the extent of the assets so transferred and solely in their capacity as Trustees, shall assume all of the liabilities and obligations of the Company, including, without limitation, any unsatisfied claims and unascertained or contingent liabilities. Further, any conveyance of assets to the Trustees shall be deemed to be a distribution of property and assets by the Company to the Stockholders for the purposes of Section 3 of this Plan. Any such conveyance to the Trustees shall be in trust for the Stockholders of the Company. The Company, subject to this Section and as authorized by the President, in his absolute discretion, may enter into a liquidating trust agreement with the Trustees, on such terms and conditions as the President, in its absolute discretion, may deem necessary, appropriate or desirable. Adoption of this Plan by the Stockholders of the Company shall constitute the approval of the Stockholders of any such appointment, any such liquidating trust agreement and any transfer of assets by the Company to the Trust as their act and as a part hereof as if herein written.

6. Whether or not a Trust shall have been previously established pursuant to Section 6, in the event it should not be feasible for the Company to make the final distribution to the Stockholders of all assets and properties of the Company prior to the date that is three years from the date of filing the Certificate of Dissolution (defined below), then, on or before such date, the Company shall be required to establish a Trust and transfer any remaining assets and properties (including, without limitation, and uncollected claims, contingent assets and the Contingency Reserve) to the Trustees as set forth in Section 6, or alternative to pursue statutory remedies such as declaring the sums abandoned pursuant to Delaware law.

7. After the Adoption Date, the officers of the Company shall, at such time as the President, in his absolute discretion, deems necessary, appropriate or desirable, obtain any certificates required from the Delaware tax authorities and, upon obtaining such certificates, the Company shall file with the Secretary of State of the State of Delaware a certificate of dissolution (the “Certificate of Dissolution”) in accordance with the DGCL.

8. Adoption of this Plan by the Stockholders shall constitute the approval of the Stockholders of the sale, exchange or other disposition in liquidation of all of the property and assets of the Company, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of all contracts for sale, exchange or other disposition which are conditioned on adoption of this Plan.

9. In connection with and for the purposes of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the President, pay any reasonable brokerage, agency, professional and other reasonable fees and expenses of persons rendering services to the Company in connection with the collection, defense, sale, exchange or other disposition of the Company’s property and assets and the implementation of this Plan.

10. In connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the President, pay the Company’s officers, directors, employees, agents and representatives, or any of them, reasonable compensation or additional compensation above their regular compensation, in money or other property, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the implementation of this Plan. Adoption of this Plan by the Company’s stockholders shall constitute the approval of the Company’s stockholders of the payment of any such compensation.

11. The Company shall continue to indemnify its officers, directors, employees, agents and representatives in accordance with its Certificate of Incorporation and by-laws and any contractual arrangements, for the actions taken in connection with this Plan and the winding up of the affairs of the Company. The Company’s obligation to indemnify such persons may also be satisfied out of the assets of the Trust. The President and the Trustees, in their absolute discretion, are authorized to obtain and maintain insurance as may be necessary or appropriate to cover the Company’s obligation hereunder.

12. Notwithstanding authorization or consent to this Plan and the transactions contemplated hereby by the Stockholders, the President may modify, amend or abandon this Plan and the transactions contemplated hereby without further action by the Stockholders to the extent permitted by the DGCL.

13. The President of the Company is hereby authorized, without further action by the Stockholders, to do and perform or cause the officers of the Company, to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind which are deemed necessary, appropriate or desirable, in the absolute discretion of the President, to implement this Plan and the transaction contemplated hereby, including, without limiting the foregoing, all filings or acts required by any state or federal law or regulation to wind up its affairs.

Annex B

CERTIFICATE OF AMENDMENT TO
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
INTERLEUKIN GENETICS, INC.

(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)

Interleukin Genetics, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1. The name of the corporation (hereinafter called the “Corporation”) is Interleukin Genetics, Inc.

2. The Certificate of Incorporation of the Corporation filed with the Secretary of the State of Delaware on March 28, 2000, as amended an restated to date, is hereby further amended by striking Section 2 of Article 6 in its entirety and substituting in lieu thereof the following:

“Section 2. Number, Election and Terms of Directors.  The number of directors constituting the entire Board of Directors shall be the number, not less than one (1) nor more than three (3), fixed from time to time by a majority of the total number of directors which the Corporation would have, prior to any increase or decrease, if there were no vacancies, provided, however, that no decrease shall shorten the term of an incumbent director.”

3. At a meeting of the Board of Directors of the Corporation, a resolution was duly adopted pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth the forgoing amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable and in the best interests of this Corporation and its stockholders. The stockholders of the Corporation duly approved said proposed amendment at a duly called meeting of stockholders in accordance with Section 242 of the General Corporation Law.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be signed by a duly authorized officer as of the _____ of August, 2017.

By:	/s/ BARRY KALLANDER Barry Kallander President

B-1

INTERLEUKIN GENETICS, INC.
135 BEAVER STREET
WALTHAM, MA 02452-8424

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	CONTROL # → 0000000000000000
	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR proposals 1. and 2.:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Please indicate if you wish to view meeting materials electronically via the Internet rather than receiving a hard copy. Please note that you will continue to receive a proxy card for voting purposes only. Yes ☐ No ☐

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000342464_1 R1.0.1.15

INTERLEUKIN GENETICS, INC.
135 Beaver Street
Waltham, MA 02452

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
August 14, 2017
Interleukin Genetics, Inc

THE BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated August 4, 2017 in connection with the Special Meeting of Stockholders of Interleukin Genetics, Inc. to be held at 10:00 am on Monday, August 14, 2017 at our offices located at 135 Beaver Street, Suite 310, Waltham, MA 02452 and hereby appoints Barry Kallander, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Capital Stock of Interleukin Genetics, Inc. registered in the name provided in this Proxy which the undersigned is entitled to vote at the 2017 Special Meeting of Stockholders, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments of the meeting.

If you wish to vote by telephone or internet, please read the directions on the [reverse side/following page/below].

Address Changes/Comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Mark, sign & date your proxy card & return it promptly in the enclosed envelope

0000342464_2 R1.0.1.15